                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 22, 2003


                         Union Pacific Railroad Company
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     Delaware                      1-6146                        94-6001323
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  (STATE OR OTHER                (COMMISSION                  (I.R.S. EMPLOYER
  JURISDICTION OF                FILE NUMBER)                IDENTIFICATION NO.)
   INCORPORATION)


   1416 Dodge Street, Omaha, Nebraska                                68179
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (402) 271-5000


                                       N/A
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5. Other Events.

         Attached as an Exhibit is the Press Release issued by Union Pacific Corporation, the corporate parent of Union Pacific Railroad Company, on January 22, 2003 announcing Union Pacific Corporation's financial results for the fourth quarter of 2002, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

                      99 Press Release dated January 22, 2003 announcing Union Pacific Corporation's financial results for the fourth quarter of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2003


                                             UNION PACIFIC RAILROAD COMPANY


                                             By: /s/ James R. Young
                                                --------------------------------
                                                     James R. Young
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

   Exhibit      Description
   -------      -----------
     99         Press Release dated January 22, 2003 announcing Union Pacific
                Corporation's financial results for the fourth quarter of 2002.



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